SUPPLEMENT DATED OCTOBER 1, 2003 TO
                              THE TRAVELERS SERIES TRUST: MFS RESEARCH PORTFOLIO
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements the information in The Travelers Series
Trust: MFS Research Portfolio prospectus. Please retain this supplement and keep it with the prospectus for future reference.

The Board of Trustees of The Travelers Series Trust (the "trust") approved a new sub-advisory agreement, subject to shareholder approval, among the trust, on behalf of the MFS Research Portfolio (the "portfolio"), Travelers Asset Management International Company LLC ("TAMIC"), and Merrill Lynch Investment Managers, L.P. ("MLIM"). The Board also approved the termination of the current sub-advisory agreement with Massachusetts Financial Services ("MFS"), effective upon shareholder approval of the new sub-advisory agreement. The terms of the new sub-advisory agreement are the same in all material respects as those of the current sub-advisory agreement. In anticipation of a special meeting to be held on November 14, 2003, proxy materials will be mailed to the portfolio's shareholders of record as of September 10, 2003.

Commensurate with the new sub-advisory agreement taking effect, the name of the portfolio will be changed to Merrill Lynch Large Cap Core Portfolio. Additionally, the portfolio's investment objective will change to "long-term capital growth" and the portfolio will adopt an investment strategy of investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

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